                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 29, 1998


                             STORMEDIA INCORPORATED
               (Exact name of registrant as specified in Charter)




         DELAWARE                    0-25796                    77-0373062
         --------                    -------                    ----------
     (State or other         (Commission File Number)         (IRS Employer
     jurisdiction of                                      Identification Number)
      incorporation)



                                 385 REED STREET
                           SANTA CLARA, CA 95050-3118
                    (Address of Principal Executive Offices)

                                 (408) 327-8400
              (Registrant's Telephone Number, Including Area Code)

ITEM 5    OTHER EVENTS.

        On May 29, 1998, Registrant completed the restructuring of its bank debt with a syndicate of banks led by Canadian Imperial Bank of Commerce ("CIBC"), as agent, as well as a series of financing transactions. As a result of the restructuring, Registrant is no longer in default under its bank debt. As part of the restructuring, StorMedia repaid $10 million of principal owing to the banks and issued warrants to purchase shares of Class A Common Stock. The balance of the bank debt continues to be outstanding and is fully secured.

        Simultaneously with the restructuring of the bank debt, Registrant completed three financing transactions. The Registrant borrowed $8 million pursuant to a two-year term loan and entered into a $20 million revolving line of credit based on eligible receivables with a group of lenders led by Foothill Capital Corporation. In addition, Registrant borrowed $5 million pursuant to a convertible note and $3 million pursuant to a secured noted from Seagate Technology, Inc. ("Seagate"), a customer of the Registrant. In conjunction with this action, Registrant and Seagate terminated their Volume Purchase Agreement.

        In addition to the foregoing financing transactions, StorMedia raised $8 million through the sale of Preferred Stock and warrants to purchase shares of Class A Common Stock to Prudential Private Equity Investors, the Company's largest stockholder, and Heights Capital Management Inc. As mentioned above, Registrant used a portion of the proceeds to pay down its bank debt and will use the balance for working capital purposes.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibits are filed as part of this Report, where indicated.


      Exhibit No.   Description
      -----------   -----------

          2.1 Certificate of Elimination of Registrant, eliminating from the Amended and Restated Certificate of Incorporation all reference to the Series A Participating Preferred Stock and
                    Series B Participating Preferred Stock.

          2.2       Certificate of Designations of Series A 9% Convertible
                    Preferred Stock of Registrant.

          10.1      Amended and Restated Credit Agreement dated as of May 29,
                    1998, by and among StorMedia International, Ltd. ("SMIL") and Strates Pte. Ltd. ("Strates Singapore", and together with SMIL, the "Bank Borrowers") as borrowers, StorMedia
                    Incorporated ("StorMedia") as parent guarantor, the financial institutions named therein (the "Banks"), Canadian
                    Imperial Bank of Commerce, New York Agency as agent (the
                    "Agent"), and Banque Nationale de Paris, San Francisco
                    Branch as co-agent (the "Co-Agent").

          10.2      Amended and Restated Borrower Security Agreement dated as of
                    May 29, 1998, by and among the Bank Borrowers and the Agent.


          10.3 Amended and Restated Parent Guarantor Security Agreement dated as of May 29, 1998, by and between StorMedia and the Agent.

          10.4 Amended and Restated Subsidiary Guarantor Security Agreement dated as of May 29, 1998, by and between StorMedia Foreign
                    Sales Corporation ("SMFSC") and the Agent.

          10.5      Subsidiary Guarantor Security Agreement dated as of May 29,
                    1998, by and between Akashic Memories Corporation
                    ("Akashic") and the Agent.

          10.6      Subsidiary Guarantor Security Agreement dated as of May 29,
                    1998, by and between Strates Sdn. Bdh. ("Strates Malaysia") and the Agent.

          10.7 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998, by and between SMIL and the Agent.

          10.8 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998, by and between Strates Singapore and the Agent.

          10.9 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998 by and between StorMedia and the Agent.

          10.10     Collateral Assignment, Patent Mortgage and Security
                    Agreement dated as of May 29, 1998, by and between Akashic and the Agent.

          10.11     Collateral Assignment, Patent Mortgage and Security
                    Agreement dated as of May 29, 1998, by and between Strates
                    Malaysia and the Agent.

          10.12     Subsidiary Guaranty dated as of May 29, 1998, executed by
                    SMFSC, Akashic and Strates Malaysia in favor of the Agent.

          10.13 Release and Assurance of Future Nonimpairment Agreement dated as of May 29, 1998, by and among the Bank Borrowers, StorMedia, SMFSC, Akashic, Strates Malaysia, the Banks, the
                    Agent and the Co-Agent.


          10.14     Amended and Restated Interbank Agreement dated as of May 29,
                    1998, by and among the Agent, the Co-Agent and the Banks and acknowledged by the Bank Borrowers, StorMedia, SMFSC,
                    Akashic and Strates Malaysia.

          10.15 Subordination Agreement dated as of May 29, 1998, by and among Seagate (defined below), Foothill (defined below) as agent for the Lenders (defined below) and the Agent for and on behalf of the Banks and acknowledged to by StorMedia.

          10.16 Warrant Purchase Agreement dated as of May 29, 1998, by and among StorMedia and CIBC [Asia] Ltd., Banque Nationale de
                    Paris, Singapore Branch, Union Bank of California, N.A.,
                    Sanwa Bank California and Fleet National Bank
                    (collectively, "Purchasers").

          10.17 Loan and Security Agreement dated as of May 29, 1998, by and among StorMedia Incorporated ("StorMedia") and Akashic
                    Memories Corporation ("Akashic", and together with StorMedia, the "Borrowers") as borrowers, the financial institutions named therein as lenders (the "Lenders"), and Foothill Capital Corporation as agent for the Lenders
                    ("Foothill").

          10.18 Stock Pledge Agreement dated as of May 29, 1998, by and among the Borrowers and Foothill.

          10.19 Trademark Security Agreement dated as of May 29, 1998, by and among the Borrowers and Foothill.


          10.20 Stock Pledge Agreement dated as of May 29, 1998, by and among SMFSC, SMIL and Strates Singapore as pledgors, and Foothill.

          10.21 Patent Security Agreement dated as of May 29, 1998, by and among the Non-Borrower Subsidiaries and Foothill.

          10.22 Trademark Security Agreement dated as of May 29, 1998, by and among the Non-Borrower Subsidiaries and Foothill.

          10.23 Assignment and Acceptance Agreement dated May 29, 1998 between Foothill and Madeleine, L.L.C.

          10.24 Mortgage dated as of May 29, 1998 executed by StorMedia in favor of Foothill.

          10.25 Intercreditor Agreement dated as of May 29, 1998 by and among Foothill and the Agent.

          10.26     Termination of Supply Agreement and Loan and Security
                    Agreement dated as of May 15, 1998 by and between StorMedia and Seagate Technology, Inc. ("Seagate").

          10.27 Termination and Mutual Release dated as of May 29, 1998 by and between StorMedia and Seagate.

          10.28 Convertible Promissory Note dated as of May 29, 1998 executed by StorMedia in favor of Seagate.

          10.29     Secured Promissory Note dated as of May 29, 1998 executed by
                    StorMedia in favor of Seagate.

          10.30 Securities Purchase Agreement dated as of May 29, 1998 by and among StorMedia, Prudential Equity Investors III, L.P.
                    ("Prudential") and Capital Ventures International ('CVI").

          10.31 Form of Stock Purchase Warrant executed by StorMedia in favor of each of Prudential and CVI.

          10.32 Amended and Restated Registration Rights Agreement dated as of May 29, 1998 by and among StorMedia, Prudential, CVI,
                    Seagate, the Banks and Trustees of the Almon Family Trust.

          99.1      Press release dated June 1, 1998.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STORMEDIA INCORPORATED



Dated:  June 18, 1998                              By:    /s/ Judith M. O'Brien
                                                          ---------------------
                                                          Judith M. O'Brien
                                                          Secretary

                                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER      DESCRIPTION
        ------      -----------
          2.1       Certificate of Elimination of Registrant, eliminating from the Amended and Restated Certificate of Incorporation all
                    reference to the Series A Participating Preferred Stock and
                    Series B Participating Preferred Stock.

          2.2       Certificate of Designations of Series A 9% Convertible
                    Preferred Stock of Registrant.

          10.1      Amended and Restated Credit Agreement dated as of May 29,
                    1998, by and among StorMedia International, Ltd. ("SMIL") and Strates Pte. Ltd. ("Strates Singapore", and together with SMIL, the "Bank Borrowers") as borrowers, StorMedia
                    Incorporated ("StorMedia") as parent guarantor, the financial institutions named therein (the "Banks"), Canadian
                    Imperial Bank of Commerce, New York Agency as agent (the
                    "Agent"), and Banque Nationale de Paris, San Francisco
                    Branch as co-agent (the "Co-Agent").

          10.2      Amended and Restated Borrower Security Agreement dated as of
                    May 29, 1998, by and among the Bank Borrowers and the Agent.


          10.3 Amended and Restated Parent Guarantor Security Agreement dated as of May 29, 1998, by and between StorMedia and the Agent.

          10.4 Amended and Restated Subsidiary Guarantor Security Agreement dated as of May 29, 1998, by and between StorMedia Foreign
                    Sales Corporation ("SMFSC") and the Agent.

          10.5      Subsidiary Guarantor Security Agreement dated as of May 29,
                    1998, by and between Akashic Memories Corporation
                    ("Akashic") and the Agent.

          10.6      Subsidiary Guarantor Security Agreement dated as of May 29,
                    1998, by and between Strates Sdn. Bdh. ("Strates Malaysia") and the Agent.

          10.7 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998, by and between SMIL and the Agent.

          10.8 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998, by and between Strates Singapore and the Agent.

          10.9 Amended and Restated Collateral Assignment, Patent Mortgage and Security Agreement dated as of May 29, 1998 by and between StorMedia and the Agent.

          10.10     Collateral Assignment, Patent Mortgage and Security
                    Agreement dated as of May 29, 1998, by and between Akashic and the Agent.

          10.11     Collateral Assignment, Patent Mortgage and Security
                    Agreement dated as of May 29, 1998, by and between Strates
                    Malaysia and the Agent.

          10.12     Subsidiary Guaranty dated as of May 29, 1998, executed by
                    SMFSC, Akashic and Strates Malaysia in favor of the Agent.

          10.13 Release and Assurance of Future Nonimpairment Agreement dated as of May 29, 1998, by and among the Bank Borrowers, StorMedia, SMFSC, Akashic, Strates Malaysia, the Banks, the
                    Agent and the Co-Agent.


          10.14     Amended and Restated Interbank Agreement dated as of May 29,
                    1998, by and among the Agent, the Co-Agent and the Banks and acknowledged by the Bank Borrowers, StorMedia, SMFSC,
                    Akashic and Strates Malaysia.

          10.15 Subordination Agreement dated as of May 29, 1998, by and among Seagate (defined below), Foothill (defined below) as agent for the Lenders (defined below) and the Agent for and on behalf of the Banks and acknowledged to by StorMedia.

          10.16 Warrant Purchase Agreement dated as of May 29, 1998, by and among StorMedia and CIBC [Asia] Ltd., Banque Nationale de
                    Paris, Singapore Branch, Union Bank of California, N.A.,
                    Sanwa Bank California and Fleet National Bank
                    (collectively, "Purchasers").

          10.17 Loan and Security Agreement dated as of May 29, 1998, by and among StorMedia Incorporated ("StorMedia") and Akashic
                    Memories Corporation ("Akashic", and together with StorMedia, the "Borrowers") as borrowers, the financial institutions named therein as lenders (the "Lenders"), and Foothill Capital Corporation as agent for the Lenders
                    ("Foothill").

          10.18 Stock Pledge Agreement dated as of May 29, 1998, by and among the Borrowers and Foothill.

          10.19 Trademark Security Agreement dated as of May 29, 1998, by and among the Borrowers and Foothill.


          10.20 Stock Pledge Agreement dated as of May 29, 1998, by and among SMFSC, SMIL and Strates Singapore as pledgors, and Foothill.

          10.21 Patent Security Agreement dated as of May 29, 1998, by and among the Non-Borrower Subsidiaries and Foothill.

          10.22 Trademark Security Agreement dated as of May 29, 1998, by and among the Non-Borrower Subsidiaries and Foothill.

          10.23 Assignment and Acceptance Agreement dated May 29, 1998 between Foothill and Madeleine, L.L.C.

          10.24 Mortgage dated as of May 29, 1998 executed by StorMedia in favor of Foothill.

          10.25 Intercreditor Agreement dated as of May 29, 1998 by and among Foothill and the Agent.

          10.26     Termination of Supply Agreement and Loan and Security
                    Agreement dated as of May 15, 1998 by and between StorMedia and Seagate Technology, Inc. ("Seagate").

          10.27 Termination and Mutual Release dated as of May 29, 1998 by and between StorMedia and Seagate.

          10.28 Convertible Promissory Note dated as of May 29, 1998 executed by StorMedia in favor of Seagate.

          10.29     Secured Promissory Note dated as of May 29, 1998 executed by
                    StorMedia in favor of Seagate.

          10.30 Securities Purchase Agreement dated as of May 29, 1998 by and among StorMedia, Prudential Equity Investors III, L.P.
                    ("Prudential") and Capital Ventures International ('CVI").

          10.31 Form of Stock Purchase Warrant executed by StorMedia in favor of each of Prudential and CVI.

          10.32 Amended and Restated Registration Rights Agreement dated as of May 29, 1998 by and among StorMedia, Prudential, CVI,
                    Seagate, the Banks and Trustees of the Almon Family Trust.

          99.1      Press release dated June 1, 1998.